EXHIBIT 99.2

Ashland Inc. and Consolidated Subsidiaries
STATEMENTS OF CONSOLIDATED INCOME
Years Ended September 30

(In millions except per share data)                          2005         2004           2003         2002          2001
-------------------------------------------------------------------------------------------------------------------------
Revenues
Sales and operating revenues                            $   9,270    $   8,301     $    7,566    $   7,390     $   7,544
Equity income                                                 531          432            301          181           755
Other income                                                   59           48             45           46            53
                                                        ----------   ----------    -----------   ----------    ----------
                                                            9,860        8,781          7,912        7,617         8,352
Costs and expenses
Cost of sales and operating expenses                        7,823        6,948          6,390        6,115         6,358
Selling, general and administrative expenses                1,291        1,171          1,256        1,181         1,163
                                                        ----------   ----------    -----------   ----------    ----------
                                                            9,114        8,119          7,646        7,296         7,521
                                                        ----------   ----------    -----------   ----------    ----------
Operating income                                              746          662            266          321           831
Gain on the MAP Transaction                                 1,284            -              -            -             -
Loss on early retirement of debt                             (145)           -              -            -             -
Net interest and other financial costs                        (82)        (114)          (128)        (138)         (175)
                                                        ----------   ----------    -----------   ----------    ----------
Income from continuing operations
      before income taxes                                   1,803          548            138          183           656
Income taxes                                                  202         (150)           (44)         (68)         (266)
                                                        ----------   ----------    -----------   ----------    ----------
Income from continuing operations                           2,005          398             94          115           390
Results from discontinued operations                           (1)         (20)           (14)          13            32
                                                        ----------   ----------    -----------   ----------    ----------
Income before cumulative effect
      of accounting changes                                 2,004          378             80          128           422
Cumulative effect of accounting changes                         -            -             (5)         (11)           (5)
                                                        ----------   ----------    -----------   ----------    ----------
Net income                                              $   2,004    $     378     $       75    $     117     $     417
                                                        ==========   ==========    ===========   ==========    ==========

Earnings per share
Basic
      Income from continuing operations                 $   27.50    $    5.69     $     1.37    $    1.67     $    5.60
      Results from discontinued operations                   (.01)        (.28)          (.19)         .19           .46
      Cumulative effect of accounting changes                   -            -           (.08)        (.17)         (.07)
                                                        ----------   ----------    -----------   ----------    ----------
      Net income                                        $   27.49    $    5.41     $     1.10    $    1.69     $    5.99
                                                        ==========   ==========    ===========   ==========    ==========
Diluted
      Income from continuing operations                 $   26.86    $    5.59     $     1.37    $    1.64     $    5.54
      Results from discontinued operations                   (.01)        (.28)          (.19)         .19           .45
      Cumulative effect of accounting changes                   -            -           (.08)        (.16)         (.06)
                                                        ----------   ----------    -----------   ----------    ----------
      Net income                                        $   26.85    $    5.31     $     1.10    $    1.67     $    5.93
                                                        ==========   ==========    ===========   ==========    ==========

Ashland Inc. and Consolidated Subsidiaries
CONSOLIDATED BALANCE SHEETS
September 30

(In millions)                                                           2005         2004         2003          2002         2001
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                          $     985    $     243    $     223    $       90   $      236
Available-for-sale securities                                            403            -            -             -            -
Accounts receivable                                                    1,599        1,290        1,135         1,056        1,165
Inventories                                                              527          458          441           456          468
Deferred income taxes                                                    122          103          142           119          131
Current assets of discontinued operations held for sale                    -            -            -           211           64
Other current assets                                                     121          208          144           139          169
                                                                   ----------   ----------   ----------   -----------  -----------
                                                                       3,757        2,302        2,085         2,071        2,233
INVESTMENTS AND OTHER ASSETS
Investment in Marathon Ashland Petroleum LLC (MAP)                         -        2,713        2,448         2,350        2,387
Goodwill and other intangibles                                           650          529          538           531          538
Asbestos insurance receivable (noncurrent portion)                       370          399          399           171          162
Deferred income taxes                                                    175            -            -             -            -
Noncurrent assets of discontinued operations held for sale                 -            -            -             -          145
Other noncurrent assets                                                  441          303          264           240          278
                                                                   ----------   ----------   ----------   -----------  -----------
                                                                       1,636        3,944        3,649         3,292        3,510
PROPERTY, PLANT AND EQUIPMENT
Cost
      APAC                                                             1,444        1,302        1,337         1,372        1,304
      Ashland Distribution                                               378          356          357           383          382
      Ashland Specialty Chemical                                         757          780          723           710          701
      Valvoline                                                          488          466          452           406          395
      Corporate                                                          207          200          178           135          143
                                                                   ----------   ----------   ----------   -----------  -----------
                                                                       3,274        3,104        3,047         3,006        2,925
Accumulated depreciation, depletion and amortization                  (1,852)      (1,848)      (1,775)       (1,647)      (1,540)
                                                                   ----------   ----------   ----------   -----------  -----------
                                                                       1,422        1,256        1,272         1,359        1,385
                                                                   ----------   ----------   ----------   -----------  -----------
                                                                   $   6,815    $   7,502    $   7,006    $    6,722   $    7,128
                                                                   ==========   ==========   ==========   ===========  ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Debt due within one year
      Short-term debt                                              $       -    $      40    $       -    $       10   $        -
      Current portion of long-term debt                                   12          399          102           191           85
Trade and other payables                                               1,520        1,362        1,371         1,256        1,399
Current liabilities of discontinued operations held for sale               -            -            -            39           26
Income taxes                                                              13           14           11            24           20
                                                                   ----------   ----------   ----------   -----------  -----------
                                                                       1,545        1,815        1,484         1,520        1,530
NONCURRENT LIABILITIES
Long-term debt (less current portion)                                     82        1,109        1,512         1,606        1,786
Employee benefit obligations                                             358          428          385           509          412
Deferred income taxes                                                      -          367          291           246          439
Reserves of captive insurance companies                                  182          179          168           166          173
Asbestos litigation reserve (noncurrent portion)                         521          568          560           152          162
Noncurrent liabilities of discontinued operations held for sale            -            -            -             -           13
Other long-term liabilities and deferred credits                         388          330          353           350          387
                                                                   ----------   ----------   ----------   -----------  -----------
                                                                       1,531        2,981        3,269         3,029        3,372
STOCKHOLDERS' EQUITY
Common stock                                                               1           72           68            68           69
Paid-in capital                                                          605          478          350           338          363
Retained earnings                                                      3,251        2,262        1,961         1,961        1,920
Accumulated other comprehensive loss                                    (118)        (106)        (126)         (194)        (126)
                                                                   ----------   ----------   ----------   -----------  -----------
                                                                       3,739        2,706        2,253         2,173        2,226
                                                                   ----------   ----------   ----------   -----------  -----------
                                                                   $   6,815    $   7,502    $   7,006    $    6,722   $    7,128
                                                                   ==========   ==========   ==========   ===========  ===========

Ashland Inc. and Consolidated Subsidiaries
STATEMENTS OF CONSOLIDATED CASH FLOWS
Years Ended September 30

(In millions)                                                   2005         2004           2003         2002          2001
----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATIONS
Income from continuing operations                          $   2,005    $     398     $       94    $     115     $     390
Adjustments to reconcile to cash flows from operations
      Depreciation, depletion and amortization                   193          193            204          208           240
      Deferred income taxes                                     (532)         125             49         (121)          151
      Equity income from affiliates                             (531)        (432)          (301)        (181)         (755)
      Distributions from equity affiliates                       281          169            203          201           664
      Gain on the MAP transaction                             (1,284)           -              -            -             -
      Loss on early retirement of debt                           145            -              -            -             -
      Change in operating assets and liabilities (a)            (235)        (246)            (8)         (54)          119
      Other items                                                 (5)           2              1            -             5
                                                           ----------   ----------    -----------   ----------    ----------
                                                                  37          209            242          168           814
CASH FLOWS FROM FINANCING
Proceeds from issuance of long-term debt                           -            -              -           55            52
Proceeds from issuance of common stock                           115          108              2           11            15
Repayment of long-term debt                                   (1,552)        (100)          (216)        (140)         (169)
Repurchase of common stock                                      (100)           -              -          (42)          (49)
Increase (decrease) in short-term debt                           (40)          40            (10)          10          (245)
Cash dividends paid                                              (79)         (77)           (75)         (76)          (76)
                                                           ----------   ----------    -----------   ----------    ----------
                                                              (1,656)         (29)          (299)        (182)         (472)
CASH FLOWS FROM INVESTMENT
Additions to property, plant and equipment                      (380)        (210)          (112)        (178)         (214)
Purchase of operations - net of cash acquired                   (156)          (5)            (5)         (15)          (91)
Proceeds from sale of operations                               3,306           48              7            -             9
Purchases of available-for-sale securities                      (402)           -              -            -             -
Proceeds from sales and maturities of
  available-for-sale securities                                    1            -              -            -             -
Other - net                                                       19           26             13           26            37
                                                           ----------   ----------    -----------   ----------    ----------
                                                               2,388         (141)           (97)        (167)         (259)
                                                           ----------   ----------    -----------   ----------    ----------
CASH PROVIDED (USED) BY CONTINUING OPERATIONS                    769           39           (154)        (181)           83
Cash provided (used) by discontinued operations                  (27)         (19)           287           35            86
                                                           ----------   ----------    -----------   ----------    ----------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                 742           20            133         (146)          169
Cash and cash equivalents - beginning of year                    243          223             90          236            67
                                                           ----------   ----------    -----------   ----------    ----------
CASH AND CASH EQUIVALENTS - END OF YEAR                    $     985    $     243     $      223    $      90     $     236
                                                           ==========   ==========    ===========   ==========    ==========

DECREASE (INCREASE) IN OPERATING ASSETS (a)
Accounts receivable                                        $    (312)   $    (157)    $      (79)   $     110     $      70
Inventories                                                      (82)         (14)            15           12             5
Deferred income taxes                                             (3)           2             22           17             -
Other current assets                                              94          (64)            (5)          30            31
Investments and other assets                                    (245)         (15)             7           41          (168)
Increase (decrease) in operating liabilities (a)
Trade and other payables                                         150          (15)           115         (132)           71
Income taxes                                                      (3)         (19)           (50)         (18)            4
Noncurrent liabilities                                           166           36            (33)        (114)          106
                                                           ----------   ----------    -----------   ----------    ----------
Change in operating assets and liabilities                 $    (235)   $    (246)    $       (8)   $     (54)    $     119
                                                           ==========   ==========    ===========   ==========    ==========

(a) Excludes changes resulting from operations acquired or sold.

Ashland Inc. and Consolidated Subsidiaries
INFORMATION BY INDUSTRY SEGMENT
Years Ended September 30

(In millions)                                                2005         2004          2003         2002          2001
------------------------------------------------------------------------------------------------------------------------
REVENUES
Sales and operating revenues
      APAC                                              $   2,539    $   2,525     $   2,400    $   2,652    $    2,624
      Ashland Distribution                                  3,810        3,199         2,811        2,541         2,858
      Ashland Specialty Chemical                            1,763        1,386         1,212        1,130         1,091
      Valvoline                                             1,326        1,297         1,235        1,152         1,064
      Intersegment sales (a)
        Ashland Distribution                                  (22)         (19)          (21)         (20)          (27)
        Ashland Specialty Chemical                           (144)         (86)          (69)         (63)          (64)
        Valvoline                                              (2)          (1)           (2)          (2)           (2)
                                                        ----------   ----------    ----------   ----------   -----------
                                                            9,270        8,301         7,566        7,390         7,544
Equity income
      APAC                                                      6           19             9            -             -
      Ashland Specialty Chemical                                8            8             7            4             5
      Valvoline                                                 -            -             -            1             1
      Refining and Marketing                                  517          405           285          176           749
                                                        ----------   ----------    ----------   ----------   -----------
                                                              531          432           301          181           755
Other income
      APAC                                                     20           22             -           12            13
      Ashland Distribution                                      7            9            18           17            15
      Ashland Specialty Chemical                               21           16            10            4             6
      Valvoline                                                 6            4             5            6             6
      Refining and Marketing                                    3           (6)            2            2             7
      Unallocated and Other                                     2            3            10            5             6
                                                        ----------   ----------    ----------   ----------   -----------
                                                               59           48            45           46            53
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   9,860    $   8,781     $   7,912    $   7,617    $    8,352
                                                        ==========   ==========    ==========   ==========   ===========
OPERATING INCOME
APAC                                                    $      30    $      94     $     (57)   $     111    $       42
Ashland Distribution                                           99           56            12          (15)           17
Ashland Specialty Chemical                                     99           56             2           46            12
Valvoline                                                      59           77            61           56            58
Refining and Marketing (b)                                    486          383           263          143           707
Unallocated and Other                                         (27)          (4)          (15)         (20)           (5)
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     746    $     662     $     266    $     321    $      831
                                                        ==========   ==========    ==========   ==========   ===========
DEPRECIATION, DEPLETION AND AMORTIZATION
APAC                                                    $      93    $      95     $     108    $     114    $      133
Ashland Distribution                                           18           18            19           21            27
Ashland Specialty Chemical                                     44           41            40           38            46
Valvoline                                                      27           27            26           24            23
Unallocated and Other                                          11           12            11           11            11
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     193    $     193     $     204    $     208    $      240
                                                        ==========   ==========    ==========   ==========   ===========

(a) Intersegment sales are accounted for at prices that approximate market value.
(b) Includes Ashland's equity income from MAP through June 30, 2005, amortization related to Ashland's excess investment in MAP, and other activities associated with refining and marketing.

Ashland Inc. and Consolidated Subsidiaries
INFORMATION BY INDUSTRY SEGMENT
Years Ended September 30

(In millions)                                               2005           2004         2003          2002         2001
------------------------------------------------------------------------------------------------------------------------
ASSETS
APAC                                                   $   1,569      $   1,428    $   1,481     $   1,498    $   1,574
Ashland Distribution                                       1,057            922          856           884          961
Ashland Specialty Chemical                                   997            842          749           941          941
Valvoline                                                    723            658          667           611          642
Refining and Marketing                                        85          2,742        2,484         2,409        2,452
Unallocated and other (a)                                  2,384            910          769           379          558
                                                       ----------     ----------   ----------    ----------   ----------
                                                       $   6,815      $   7,502    $   7,006     $   6,722    $   7,128
                                                       ==========     ==========   ==========    ==========   ==========
CAPITAL EMPLOYED
APAC                                                   $   1,133      $     959    $   1,014     $   1,039    $   1,047
Ashland Distribution                                         513            449          418           459          470
Ashland Specialty Chemical                                   612            490          438           610          612
Valvoline                                                    483            388          399           343          389
Refining and Marketing                                      (107)         2,053        1,866         1,818        1,654
Unallocated and other                                      1,199            (85)        (268)         (289)         (75)
                                                       ----------     ----------   ----------    ----------   ----------
                                                       $   3,833      $   4,254    $   3,867     $   3,980    $   4,097
                                                       ==========     ==========   ==========    ==========   ==========
RETURN ON INVESTMENT (b)
APAC                                                         1.9%           6.3%        (3.3)%         6.7 %        1.8%
Ashland Distribution                                        12.0%           7.7%         1.4 %        (2.6)%        0.7%
Ashland Specialty Chemical                                  10.0%  (c)      8.3%         0.8 %         6.6 %        1.8%
Valvoline                                                    9.0%  (c)     11.5%         9.9 %         9.2 %        8.7%
Refining and Marketing                                      23.2%  (c)     12.4%         8.7 %         4.9 %       25.3%
Ashland Inc. consolidated                                   12.4%  (c)     11.7%         4.4 %         5.0 %       12.3%

ADDITIONS TO PROPERTY, PLANT AND EQUIPMENT
APAC                                                   $     200      $      73    $      47     $     107    $      92
Ashland Distribution                                          26             10            5            15           25
Ashland Specialty Chemical                                    64             62           34            27           39
Valvoline                                                     66             26           18            22           37
Unallocated and other                                         24             39            8             7           21
                                                       ----------     ----------   ----------    ----------   ----------
                                                       $     380      $     210    $     112     $     178    $     214
                                                       ==========     ==========   ==========    ==========   ==========

(a)   Includes cash, cash equivalents and other unallocated assets.
(b) Calculated as income from continuing operations before interest expense on debt (net of related tax benefits) divided by average quarterly capital employed (excluding capital employed in discontinued operations).
(c) On June 30, 2005, Ashland transferred its 38-percent interest in Marathon Ashland Petroleum LLC and two other businesses to Marathon Oil Corp. (the "MAP Transaction"). Amounts for 2005 exclude the net gain on the MAP transaction and the loss on the early retirement of debt of $1,531 million. For further information, see Note D of Notes to Consolidated Financial Statements in Ashland's annual report of Form 10-K for the year ended September 30, 2005. Including these amounts, the return on investment would have been the following:
      Ashland Specialty Chemical 17.2%, Valvoline 14.4%, Refining and Marketing 148.8% and Ashland Inc. consolidated 48.5%.

Ashland Inc. and Consolidated Subsidiaries
INFORMATION BY INDUSTRY SEGMENT
Years Ended September 30

(In millions)                                                      2005          2004         2003         2002         2001
-----------------------------------------------------------------------------------------------------------------------------
OPERATING INFORMATION
APAC
      Construction backlog at September 30 (a)                $   2,038    $    1,746    $   1,745    $   1,691    $   1,629
      Net construction job revenues (b)                       $   1,458    $    1,433    $   1,361    $   1,527    $   1,547
      Hot-mix asphalt production (tons)                            31.3          33.4         32.5         36.7         36.7
      Aggregate production (tons)                                  31.4          29.6         28.7         31.0         28.7
Ashland Distribution (c)
      Sales per shipping day                                  $    15.1    $     12.6    $    11.2    $    10.1    $    11.2
      Gross profit as a percent of sales                            9.7%          9.6%         9.9%         9.7%         8.9%
Ashland Specialty Chemical (c)
      Sales per shipping day                                  $     7.0    $      5.4    $     4.8    $     4.5    $     4.3
      Gross profit as a percent of sales                           26.6%         27.9%        29.9%        32.9%        29.7%
Valvoline
      Lubricant sales (gallons)                                   175.4         191.6        193.5        199.0        187.4
      Premium lubricants (percent of U.S. branded volumes)         23.4%         21.5%        18.5%        16.1%        11.7%

-----------------------------------------------------------------------------------------------------------------------------

(a) Includes APAC's proportionate share of the backlog of unconsolidated joint ventures.
(b)   Total construction job revenues, less subcontract costs.
(c) Sales are defined as sales and operating revenues. Gross profit is defined as sales and operating revenues, less cost of sales and operating expenses.

Ashland Inc. and Consolidated Subsidiaries
INTERNATIONAL OPERATIONS
Years Ended September 30

(In millions)                                                2005         2004          2003         2002          2001
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL ASSETS
Ashland Distribution                                    $     216    $     184     $     152    $     125    $      126
Ashland Specialty Chemical                                    484          416           352          319           295
Valvoline                                                     146          132           121          101            92
                                                        ----------   ----------    ----------   ----------   -----------
                                                              846          732           625          545           513
INTERNATIONAL LIABILITIES
Ashland Distribution                                           94           88            59           49            50
Ashland Specialty Chemical                                    133          128           104           99            99
Valvoline                                                      42           54            45           37            36
                                                        ----------   ----------    ----------   ----------   -----------
                                                              269          270           208          185           185
NET INTERNATIONAL INVESTMENT
Ashland Distribution                                          122           96            93           76            76
Ashland Specialty Chemical                                    351          288           248          220           196
Valvoline                                                     104           78            76           64            56
                                                        ----------     --------      --------     --------   -----------
                                                        $     577    $     462     $     417    $     360    $      328
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL INCOME BEFORE INCOME TAXES (a)
Ashland Distribution                                    $      17    $      14     $       8    $       6    $       12
Ashland Specialty Chemical                                    101           73            54           54            48
Valvoline                                                      26           20            16            9             2
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     144    $     107     $      78    $      69    $       62
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL REVENUES
Ashland Distribution                                    $     663    $     537     $     432    $     360    $      417
Ashland Specialty Chemical                                    830          589           485          418           371
Valvoline                                                     287          249           208          177           168
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   1,780    $   1,375     $   1,125    $     955    $      956
                                                        ==========   ==========    ==========   ==========   ===========

(a) Amounts represent income recorded by international subsidiaries, equity and dividend income from international affiliates, and international source royalty and other income recorded by U.S. subsidiaries. Amounts do not reflect any allocation of expenses incurred in the U.S. (e.g., research and development, advertising or administrative expenses) for the benefit of both U.S. and international operations.


Ashland Inc. and Consolidated Subsidiaries
INTERNATIONAL OPERATIONS
Years Ended September 30

(In millions)                                              2005         2004         2003          2002         2001
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL ASSETS
Europe                                               $      496    $     432    $     368    $      325    $     295
Canada                                                      189          164          141           124          126
Asia                                                         72           58           47            40           38
Australia and New Zealand                                    49           48           43            34           27
Other                                                        40           30           26            22           27
                                                     -----------   ----------   ----------   -----------   ----------
                                                            846          732          625           545          513
INTERNATIONAL LIABILITIES
Europe                                                      180          180          137           129          119
Canada                                                       48           52           40            32           42
Asia                                                         10           11           11             8            8
Australia and New Zealand                                    17           17           11            10            9
Other                                                        14           10            9             6            7
                                                     -----------   ----------   ----------   -----------   ----------
                                                            269          270          208           185          185
NET INTERNATIONAL INVESTMENT
Europe                                                      316          252          231           196          176
Canada                                                      141          112          101            92           84
Asia                                                         62           47           36            32           30
Australia and New Zealand                                    32           31           32            24           18
Other                                                        26           20           17            16           20
                                                     -----------   ----------   ----------   -----------   ----------
                                                     $      577    $     462    $     417    $      360    $     328
                                                     ===========   ==========   ==========   ===========   ==========
INTERNATIONAL INCOME BEFORE INCOME TAXES (a)
Europe                                               $       61    $      41    $      23    $       30    $      25
Canada                                                       40           32           25            25           26
Asia                                                         14           14           14            11           10
Australia and New Zealand                                    11           11            8             3            1
Other                                                        18            9            8             -            -
                                                     -----------   ----------   ----------   -----------   ----------
                                                     $      144    $     107    $      78    $       69    $      62
                                                     ===========   ==========   ==========   ===========   ==========
INTERNATIONAL REVENUES
Europe                                               $      994    $     757    $     618    $      510    $     475
Canada                                                      422          344          292           265          288
Asia                                                        114           87           76            63           55
Australia and New Zealand                                   110           95           75            61           61
Other                                                       140           92           64            56           77
                                                     -----------   ----------   ----------   -----------   ----------
                                                     $    1,780    $   1,375    $   1,125    $      955    $     956
                                                     ===========   ==========   ==========   ===========   ==========

(a) Amounts represent income recorded by international subsidiaries, equity and dividend income from international affiliates, and international source royalty and other income recorded by U.S. subsidiaries. Amounts do not reflect any allocation of expenses incurred in the U.S. (e.g., research and development, advertising or administrative expenses) for the benefit of both U.S. and international operations.